October 24, 2006

Supplement

SUPPLEMENT DATED OCTOBER 24, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY PRIME INCOME TRUST
Dated January 5, 2006

The Prospectus is hereby supplemented as follows:

At a special shareholders' meeting of the Trust held on August 23, 2006, shareholders voted in favor of a proposal, among others, to approve a new fundamental policy regarding the Trust's offers to repurchase its shares to commit the Trust to repurchase its shares on a monthly basis. In addition, on June 7, 2006, the Trust obtained exemptive relief from the Securities and Exchange Commission to enable the Trust to conduct monthly repurchase offers, subject to certain conditions.

OFFERS TO REPURCHASE.    In connection with approving the Trust's fundamental policy regarding the Trust's offers to repurchase its shares to commit the Trust to repurchase its shares on a monthly basis, all references in the Trust's prospectus to conducting discretionary quarterly tender offers to repurchase its outstanding shares are hereby deleted. The Trust expects to begin conducting monthly offers to repurchase its outstanding shares commencing in November 2006. The repurchase offers will be for between 5% and 25% of the Trust's outstanding shares. The Trust's present intent for monthly offers is 5% (although the initial one or more monthly repurchase offers may be for more than 5%, provided, however, the aggregate percentage of shares subject to repurchase in any 3-month period will not exceed 25%). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day) in which the repurchase offer ends. In order to accommodate monthly repurchase offers, the date of the Trust's notification before each offer and the period between notification and expiration of each offer is shorter than the previous quarterly tender offers. Payment for shares repurchased in monthly repurchase offers can only be as many as 7 days after the repurchase request deadline and in any event must be at least 5 business days before notification of the next repurchase offer. The repurchase price will be the Trust's net asset value as determined after the close of business on the repurchase pricing date. Under normal circumstances, the Trust expects that the repurchase pricing date will be the same as the repurchase request deadline. The Trust generally will pay repurchase proceeds by the third business day after the repurchase pricing date. Other policies and procedures regarding repurchase offers generally continue to apply and are generally unchanged by the Trust's switch from quarterly tender offers to monthly repurchase offers (for example, any applicable early withdrawal charges still apply).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

XPISPT3